Exhibit 10.1
EXTENSION AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
under the Credit Agreement
referred to below

September 16, 2026
Ladies and Gentlemen:

At The Campbell’s Company’s (formerly known as Campbell Soup Company) request, pursuant to Section 2.01(b) of the Credit Agreement (as defined below), the undersigned hereby agrees to extend, effective as of the date hereof, the Termination Date under the Five-Year Credit Agreement, dated as of April 16, 2024, among The Campbell’s Company, the Eligible Subsidiaries referred to therein, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), for one year from April 16, 2030 to April 16, 2031. Terms defined in the Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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JPMORGAN CHASE BANK, N.A., as a Lender and as an Issuing Bank
By:	/s/ Colin Minogue
Name: Colin Minogue
Title: Vice President

[Signature Page to Extension Agreement]

BARCLAYS BANK PLC, as a Lender and as an Issuing Bank
By:	/s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Director

[Signature Page to Extension Agreement]

BNP PARIBAS, as a Lender and as an Issuing Bank
By:	/s/ Alan Vitulich
Name: Alan Vitulich
Title: Managing Director

By:	/s/ Claudia Zarate
Name: Claudia Zarate
Title: Managing Director

[Signature Page to Extension Agreement]

Bank of America, N.A., as a Lender and as an Issuing Bank
By:	/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Managing Director

[Signature Page to Extension Agreement]

CITIBANK, N.A.
By:	/s/ Piyush Choudhary
Name: Piyush Choudhary
Title: Managing Director

[Signature Page to Extension Agreement]

Wells Fargo Bank, National Association, as a Lender
By:	/s/ Ryan Tegeler
Name: Ryan Tegeler
Title: Executive Director

[Signature Page to Extension Agreement]

CoBank, ACB, as a Lender
By:	/s/ Bentley Hodges
Name: Bentley Hodges
Title: Vice President

[Signature Page to Extension Agreement]

PNC Bank, National Association, as a Lender
By:	/s/ Meredith L. Jermann
Name: Meredith L. Jermann
Title: Vice President

[Signature Page to Extension Agreement]

UBS AG, STAMFORD BRANCH as a Lender
By:	/s/ Fay Rollins
Name: Fay Rollins
Title: Associate Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Director

[Signature Page to Extension Agreement]

U.S. Bank National Association, as a Lender
By:	/s/ Ismael Mendoza
Name: Ismael Mendoza
Title: Vice President

[Signature Page to Extension Agreement]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH
By:	/s/ Van Brandenburg
Name: Van Brandenburg
Title: Managing Director

By:	/s/ Keval Patel
Name: Keval Patel
Title: Vice President

[Signature Page to Extension Agreement]

Manufacturers and Traders Trust Company (M&T Bank), as a Lender
By:	/s/ James King
Name: James King
Title: Senior Vice President

[Signature Page to Extension Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender
By:	/s/ Cindy Hwee
Name: Cindy Hwee
Title: Executive Director

[Signature Page to Extension Agreement]

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[Signature Page to Extension Agreement]

BMO Bank NA, as a Lender
By:	/s/ Mia Jones
Name: Mia Jones
Title: Vice President

[Signature Page to Extension Agreement]

Agreed and accepted as of the date first written above:

THE CAMPBELL’S COMPANY
By:	/s/ Todd Cunfer
Name: Todd Cunfer
Title: Executive Vice President and Chief Financial Officer

By:	/s/ Atul Garg
Name: Atul Garg
Title: Senior Vice President and Treasurer

[Signature Page to Extension Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Colin Minogue
Name: Colin Minogue
Title: Vice President

[Signature Page to Extension Agreement]